SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

Sterling Mining Company

(Exact name of registrant as specified in its charter)

Idaho

(State or Other Jurisdiction of Incorporation or Organization)

000-51669	82-0300575
(Commission File Number)	(I.R.S. Employer Identification Number)

2201 N. Government Way, Ste E

Coeur d’Alene, ID 83814

(Address of principal executive offices including zip code)

(208) 666-4070

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 17, 2008, Sterling Mining Company completed the sale of its subsidiary, Sterling de Mexico and its remaining concessions. A press release announcing the sale was issued on January 23, 2009 and is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and other exhibits

The following are filed as exhibits to this report:

Exhibit No.	Description of Document

99.1	Press Release dated January 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING MINING COMPANY

Dated: January 23, 2009	By:	/s/ Kenneth R. Rux
Kenneth R. Rux
Chief Financial Officer